UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 9, 2015 (February 5, 2015)

IMPLANT SCIENCES CORPORATION

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

600 Research Drive

Wilmington, Massachusetts 01887

 (Address of Principal Executive Offices, including Zip Code)

(978) 752-1700

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2015, the Board of Director appointed Mr. Robert Liscouski as the Company’s Executive Vice President.  Mr. Liscouski has served as a director of the Company since May 2009. Prior to his appointment as Executive Vice President, Mr. Liscouski served as a partner at Secure Strategy Group, from July 2009 until November 2013, a homeland security-focused banking and strategic advisory firm that had been retained by us to assist with our efforts to acquire additional capital. Mr. Liscouski also serves as a senior partner at Edge360, a leading security technology and situational awareness solutions provider to the homeland security marketplace that was been retained by us in fiscal 2013. Mr. Liscouski is a recognized international security and counterterrorism expert with more than 30 years of experience as a senior government official, business leader, entrepreneur, special agent and law enforcement officer.  In 2003, he was appointed by President George W. Bush as the first Assistant Secretary for Infrastructure Protection at the U.S. Department of Homeland Security.  There he worked closely with the White House and other federal agencies to design, develop and implement the framework to protect the nation’s critical physical and cyber infrastructure following 9/11. Early in his career, Mr. Liscouski worked in local law enforcement as a homicide and undercover investigator and special agent for the Diplomatic Security Service before joining a Fortune 100 company to develop security systems to protect information technology and intellectual property.  He is a frequent contributor to CNN, Fox News, and other business and security media.

Mr. Liscouski holds a B.S. degree in Criminal Justice from John Jay College of Criminal Justice and a Master of Public Administration degree from the Kennedy School of Government, Harvard University.

Mr. Liscouski’s employment agreement is currently being negotiated with the Company and will be disclosed in an amended Form 8-K filing upon completion.

Item 7.01.

Regulation FD Disclosure

On February 9, 2015, the Company issued a press release announcing the appointment of Mr. Liscouski as Executive Vice President.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.  The press release and the information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.

Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Implant Sciences Corporation, dated February 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:  /s/  Roger P. Deschenes

Roger P. Deschenes

Vice President, Finance and Chief Financial Officer

Date:  February 9, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Implant Sciences Corporation, dated February 9, 2015